UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 14, 2019

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02   Results of Operations and Financial Condition .

On February 14, 2019, TC PipeLines, LP (the "Partnership") issued a press release (“Press Release”) announcing that it expects to record a non-cash impairment charge for the full carrying value of its Bison pipeline system and a lesser non-cash goodwill impairment charge for its for Tuscarora pipeline system.  The Partnership expects to record these impairment charges in its results for the fourth quarter ended December 31, 2018. A copy of the Press Release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01
Regulation FD Disclosure.

The text under Item 2.02 of this Current Report on Form 8-K is incorporated by herein by reference.

Item 9.01   Financial Statements and Exhibits .

(d)   Exhibits

Exhibit No.	Description
99	News Release of TC PipeLines, LP, dated February 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  February 19, 2019

EXHIBIT INDEX
Exhibit No.	Description
99	News Release of TC PipeLines, LP, dated February 14, 2019.

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